Exhibit 10.27

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 3 TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 3 to the Sponsored Research Agreement (“Amendment 3”) by and between by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), with offices located at Penn Center for Innovation, 3600 Civic Center Blvd, 9th Floor, Philadelphia, PA 19104-4310, and Cabaletta Bio, Inc., a Delaware corporation, having a place of business at 2929 Arch Street, Suite 600, Philadelphia, PA 19104 (formerly Tycho Therapeutics, Inc., a Delaware corporation having a place of business at 501 Northwick Lane, Villanova, PA 19085) (“Sponsor”) is effective as of December 17, 2021 (“Amendment Effective Date”).  Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties.”

Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Sponsored Research Agreement dated April 23, 2018 (“Agreement”), as amended by Amendment No. 1 dated May 1, 2020 (“Amendment 1”) and Amendment No. 2 dated May 1, 2020 (“Amendment 2”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement, as amended by Amendment 1 and Amendment 2; and

WHEREAS, the Parties now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

1.	Scope of work.

The scope of work to be performed in accordance with the Agreement, as amended by Amendment 1 and Amendment 2, is hereby supplemented to add to the additional workplan detailed in Attachment A-2 hereto (“Amendment 3 Workplan”).

2.	Term. Section 7.1 of the Agreement is hereby deleted and replaced with the following:

“Term. (a) The term of this Agreement as it applies to the Original Workplan shall begin on the Effective Date of the Agreement (April 23, 2018) and shall end on [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 of the Agreement.

(b) The term of this Agreement as it applies to the Supplemental Workplan shall begin on the [***] and shall end on [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 of the Agreement.

ACTIVE/115433160.1

(c) The term of this Agreement as it applies to the Amendment 3 Workplan shall begin on the [***] and shall end [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 of the Agreement.

(d) The term of the Agreement as it applies to the Original Workplan, the Supplemental Workplan, or the Amendment 3 Workplan may be extended or renewed only by mutual written agreement signed by duly authorized representatives of both Parties.”

3.	Budget and Payment Terms. The total budget for the Amendment 3 Workplan is detailed in Exhibit 2 to Attachment A-2.
4.

Entire Agreement of the Parties; Amendments.  The Agreement, including any Exhibits and as amended by Amendment 1, Amendment 2 and Amendment 3, constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.  No waiver, modification or amendment of any provision of the Agreement and/or Amendment 1, Amendment 2, and/or this Amendment 3 shall be valid or effective unless made in a writing referencing the Agreement and/or this Amendment 1, this Amendment 2, and/or this Amendment 3 and signed by a duly authorized officer of each Party.

5.

Counterparts.  This Amendment 3 may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument.  A portable document format (PDF) or electronic copy of this Amendment 3, including the signature pages, will be deemed an original.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Amendment as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA			CABALETTA BIO, INC.

By:	[***]Name: [***]Title: [***]	By:	/s/ Steven Nichtberger
Name: Steven Nichtberger, M.D. Title: President and CEO

I have read and understood the responsibilities of the Principal Investigator:

By:	/s/ Aimee Payne
Name:	Aimee Payne

Attachment A-2

Summary of Supplemental Sponsored Research

Scope of Work:

Detailed in Exhibit 1 hereto

Principal Investigator – [***]

Representative of Sponsor – [***]

Report Schedule:

For final report of Phase 1 within [***]after completion of Phase 1.

Budget:

Detailed in Exhibit 2 hereto. Payments under this Agreement will be payable within [***] of Sponsor’s receipt of an invoice from Penn.

Payment Schedule:

Date Payment Due	Amount of Payment Due

Phase I
Within [***] of Sponsor’s receipt of an invoice to be issued on the [***]	$[***]

Exhibit 1 to Attachment A-2

[***]

Exhibit 2 to Attachment A-2
Budget

[***]